CONFIDENTIAL PORTIONS OF MATERIAL HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED MATERIAL HAS BEEN INDICATED
WITH AN ASTERISK IN BRACKETS ([*]).

                                SUPPLY AGREEMENT

                                     between

                                  Euroball Aps

                                       and

                                     AB SKF

                                  Page 1 of 23

                                  Page 2 of 23

This SUPPLY AGREEMENT is entered into as of April 6, 2000 by and between

Euroball Aps, reg. No, 10020417, a limited liability company duly incorporated, organized and existing under the laws of Denmark (hereinafter called
"Euroball"), and

AB SKF, reg. no. 556007-3495, a limited liability company duly incorporated, organised and existing under the laws of Sweden (hereinafter called "SKF");

The above parties are individually referred to as a "Party" and collectively as the "Parties".

WITNESSETH:

WHEREAS Euroball and its Affiliates (as defined below) are manufacturing the
        Products (as defined below);

WHEREAS SKF and certain of its Affiliates use the Products in their production of ball bearings and other products;

WHEREAS SKF holds 23 per cent of the shares in Euroball A.S.;

WHEREAS Euroball and its Affiliates have got ball manufacturing units in Eltmann
        (Germany), Pinerolo (Italy) and Kilkenny (Ireland) (the "EB Facilities");

WHEREAS the Parties wish to establish a long term close relation relating to the supply of the Products;

WHEREAS the Parties now wish to record the detailed basis upon which Euroball will supply the Products to SKF.

                                  Page 3 of 23

NOW THEREFORE, the Parties have agreed as follows.

1.       DEFINITIONS

1.1  "Agreement" means this document, the Exhibits annexed hereto and SKF
     Supplier Delivery Concept (as amended from time to time).

1.2  "Contract Year" means the six consecutive 12 month periods beginning upon signing of this Agreement and ending at the expiration thereof.

1.3  "Euroball Group" means the group of companies of which Euroball from time to time is the ultimate parent company.

1.4  "Euroball Affiliate" shall mean any company belonging to the Euroball Group other than Euroball.

1.5  "Force Majeure" shall mean industrial disputes and any other circumstance beyond the control of a Party such as fire, war (whether declared or not), extensive military mobilization, insurrection, requisition, seizure, embargo, and restrictions in the use of power.

1.6  "Euroball Supply Unit" shall mean any production unit of any company within the Euroball Group.

1.7  "New Product" shall mean a new size and/or a new grade.

1.8  "Products" means the Euroball products set forth in Exhibit 1.8 hereto, whenever applicable as amended pursuant to Section 3 below.

                                  Page 4 of 23

1.9  "SKF Affiliate" shall mean any company belonging to the SKF Group other than SKF.

1.10 "SKF Group" means the group of companies of which AB SKF from time to time is the ultimate parent company.

1.11 "SKF Production Unit" shall mean the production unit of the companies within the SKF Group listed in Exhibit 1.11.

1.12 "Specification" means the technical specification for each of the Products specified in the SKF Material Specifications (Exhibit 1.12) as amended from time to time.

1.13 "Supply Channel Contract" shall have the meaning set forth in Section 6 below.

2.   SUPPLY AND PURCHASE OF PRODUCTS

2.1  Pursuant to the terms of this Agreement, Euroball hereby agrees to manufacture and supply to SKF the Products ordered by SKF, and SKF agrees to purchase from Euroball the Products ordered by SKF hereunder.

2.2  Total ball purchases by SKF Production Units located in Europe were [*]
     Euro in 1999 ("1999 Euro Total") and [*] tons (the "1999 Tonnage"). Of those amounts, [*] Euro (the "EB purchase Level") and [*] tons (the "EB
     Tonnage Level") were purchased from NN Ball & Roller, Inc. USA and the EB
     Facilities. SKF shall, in each Contract Year purchase from Euroball
     (deducted purchases made by SKF Production Units located in Europe from NN
     Ball & Roller USA) at least, either the EB Purchase Level or the EB
     Tonnage. If in any Contract Year actual total ball

                                  Page 5 of 23

     purchases by SKF Production Units located in Europe change from the 1999
     Euro Total or the 1999 Tonnage the EB Purchase Level and the EB Tonnage
     Level, shall be changed proportionately. SKF shall provide annual reports to Euroball detailing total ball purchases (in value as expressed in euro and pieces by size) by SKF Production Unit located in Europe.

     Total SKF 1999 ball purchases from the EB Facilities for its bearing production outside of Europe were [*] Euro and [*] tons and SKF shall, in each Contract Year purchase at least either of such amounts from Euroball subject to variations in purchase requirements due to market conditions.

     The obligations in this Section 2.2 shall not apply in relation to SKF's requirement of Products intended for manufacture of any products by SKF to be supplied in countries or to certain customers where SKF, at SKF's reasonable discretion, needs to fulfil demands concerning local content and the Products do not fulfil such demands for local content. SKF shall in such case give written evidence to Euroball showing these requirements and
     SKF agrees to make best effort to use all other component parts to meet the requirements before it uses balls to meet the requirements.

     SKF shall not be deemed to be in breach of this Section 2.2 if the breach is due to Euroball or a Force Majeure situation.

2.3  Euroball itself or with its approved subcontractors shall reserve and/or maintain sufficient capacity to meet all of SKF's requirements of Products in both peak and down time market conditions, and shall ensure the timely deliveries of the Products.

                                  Page 6 of 23

2.4  Euroball shall, after prior written approval by SKF, have the right to use sub-contractors when manufacturing Products to be sold to SKF under this
     Agreement. The use of such subcontractors will not relieve Euroball from the responsibility for ensuring the quality of the subcontractors'
     material, parts and services. SKF confirm that, at the date of this
     Agreement, NN Ball & Roller, Inc. ("NNBR") should be considered as an approved subcontractor.

2.5  In case Euroball divests a Euroball Supply Unit (through a sale of shares or assets or otherwise, or through a merger or joint venture with a third party), Euroball shall prior to such divestiture (i) confirm to SKF that
     Euroball and its approved subcontractors have sufficient capacity to replace the divested capacity or (ii) cause the entity which will own such
     Euroball Supply Unit following such divesture to be bound towards SKF to continue to supply Products pursuant to the conditions of this Agreement during the term hereof, and to confirm to SKF that it will be so bound.

2.6  In case SKF determines to shift production from SKF Production Units located in Europe, whether by closing a plant, moving a production line, decreasing European production levels, or otherwise, SKF shall give
     Euroball at least [*] prior written notice and shall give
     Euroball the right of first refusal to continue to supply the ball purchases of such shifted production (directly or, subject to required quality and customer approvals, through a parent or Affiliate) at competitive market prices.

3.   NEW AND DISCONTINUED PRODUCTS

3.1  The Parties may during the term of this Agreement agree that certain New
     Products shall be added. Such changes shall be recorded in the form of a written amendment

                                  Page 7 of 23

     to Exhibit 1.8 setting forth (a) such New Product (b) the Specifications of any New Product, (c) the date when a New Product will be introduced, and
     (d) the price for such New Product to be applied at the time such amendment is executed. Such written amendment shall be executed in duplicate by each
     Party and added to this Agreement and shall thereafter be considered as valid. Each Party shall keep one copy of such written amendment.

3.2  In case SKF should no longer require one or more Products in its own production, SKF shall have the right to unilaterally delete such Products from Exhibit 1.8.

4.   PRICES

4.1  The prices for Products shall during each Contract Year not exceed those set forth in Exhibit 1.8. Initially, Exhibit 1.8 shall be in effect through
     December 31, 2000, and shall then be amended for January 1, 2001, through
     June 30, 2001, and then shall be amended for each Contract Year. In addition SKF may elect to apply the price list to be effective January 1,
     2001, at an earlier date, provided that all SKF Production Units simultaniously move to such pricing.

4.2  SKF and Euroball shall continuously work on programmes to reduce the total costs for Products and the process for supply and delivery of Products aiming at reducing (i) costs in the internal SKF process; (ii) costs in the internal Euroball process; (iii) costs in the combined SKF and Euroball processes; and (iv) costs for the Products. The Parties shall during the work on such programmes and the implementation thereof forward to each other full details on any such costs and any savings resulting therefrom, and the Parties shall discuss in good faith the sharing of any such savings

                                  Page 8 of 23

     pursuant to the principle described above. The Parties shall before incurring any such costs agree on such costs and the split of any savings achieved.

5.   PAYMENT AND DELIVERY TERMS

5.1  Delivery clauses shall be construed in accordance with the latest version of "INCOTERMS" 2000 (or any successor thereof). The delivery terms used by the Parties on the date hereof shall continue to apply until new delivery terms have been agreed in writing. SKF wishes to initiate negotiations as soon as practible with the aim to agree on OF with respect to all SKF
     Production Units.

5.2  Euroball shall pack the Products in accordance with instructions issued by
     SKF (Exhibit 5.2 as amended from time to time) or instructions commonly developed by the Parties. The cost for packaging and packaging material shall be borne by Euroball unless otherwise agreed in writing on a Product by Product level.

5.3  Payment shall be made within [*] days from the later of receipt of the invoice and delivery of the Products. Remittance of payment shall not be deemed to imply any acceptance of the delivery or the invoiced amount.

6.   ORDERING AND SUPPLY PROCEDURE

6.1  The service levels from Euroball shall at least be at the same level as they were before the EB Facilities became part of Euroball. Further, the ordering and supply procedures shall continue as they were before the EB
     Facilities became part of Euroball. Euroball will however strive to improve the service levels and the ordering

                                  Page 9 of 23

     and supply procedures. The below in this Section 6 shall be seen as an agreed tool for the parties to achieve service levels and improved ordering and supply procedure.

6.2  SKF has developed systems [*] for the ordering and supply procedure,
     Euroball accepts and agrees with the principles of these systems and procedures, e.g. electronic ordering and on-line entering of orders in the
     Euroball planning systems. Euroball also accepts and agrees with the SKF
     Supplier Delivery Concept Exhibit 13 and that it will be used as the basis for Euroball's deliveries to the SKF Production Units, and commits to work in accordance with the models, principles, criteria and rules set forth in the SKF Supplier Delivery Concept. The SKF Supplier Delivery Concept is
     based on the fact that each SKF Production Unit has different consumption patterns in respect of the Products, and that the SKF Production Unit has the role of being the customer in the supplier/purchaser relation. Euroball will, with reference to the respective section and appendices headed capacity booking in the SKF Supplier Delivery Concept give feedback to each
     SKF Production Unit individually as soon as possible but within a maximum of five days from the date when the SKF Production Unit submitted its plan for volume requirements as described in the SKF Supplier Delivery Concept
     (i.e. capacity booking). In order to facilitate quick and efficient delivery meeting the requirements of each SKF Production Unit, ordering and supply shall take place in accordance with the specifications laid down in a separate document (the Supply Channel Contract as described in SKF
     Supplier Delivery Concept Appendix 6). Where SKF desires to implement new
     Supply Channel Contracts, the Parties undertake to negotiate in good faith, and to use all reasonable efforts to reach agreement on Supply Channel

                                 Page 10 of 23

     Contracts for supply relationships. In cases when SKF Production Channels have not been implemented and/or if the Parties have not agreed on a Supply
     Channel Contract, the principles and rules for Supply Mode 3 and 4 shall apply. Euroball's maximum delivery times for the Products in question as set forth in Exhibit 6.1 shall apply, provided that in cases where Supply
     Channel Contracts have not been established, the Supply Mode 3 and 4 leadtimes shall apply respectively. The [*] and other alternative SKF systems, as well as the SKF Supplier Delivery Concept, are subject to successive improvement and development actions in order to make SKF and
     Euroball together to better meet customer requirements and to make SKF and
     Euroball together more competitive.

6.3  Supply Channel Contracts shall for each Product contain the information set forth in Appendix 6 to the SKF Supplier Delivery Concept. The meaning of the term Supply Mode and the details on the four Supply Modes (Supply Modes
     1-4) used in the Supply Channel Contracts is, as set forth in Appendix 2, 3 and 4 to the SKF Supplier Delivery Concept, which are agreed and accepted by Euroball.

6.4  Orders and deliveries of Products shall be made in accordance with the
     Supply Mode and other details specified for each Product in the relevant
     Supply Channel Contract. Unless otherwise set forth in the relevant Supply
     Channel Contract, the delivery conditions set out in Section 13 shall apply to all deliveries hereunder.

6.5  Delivery following a call-off shall be made within the lead-time specified for each Product in the relevant Supply Channel Contract.

                                 Page 11 of 23

6.6  SKF shall not have any responsibility for Products supplied in quantities exceeding those called off by the SKF Production Unit. Excessive Products may be returned to the relevant Euroball Supply Unit at Euroball's expense.
     The risk for such Products shall be borne by Euroball. What has been stated
     in this Section shall apply unless otherwise agreed in relation to particular Products or set out in the Supply Channel Contract(s) for such
     Products.

6.7  SKF shall not have any responsibility for Products delivered too early according to the terms in the Supply Channel Contract, or alternatively, compared to an acknowledged delivery time, if applied. Such Products may be returned to the relevant Euroball Supply Unit at Euroball's expense. The risk for such Products shall be borne by Euroball. What has been stated in this Section shall apply unless otherwise agreed in relation to particular
     Products or set out in the Supply Channel Contract(s) for such Products.

7.   DELAYS

7.1  If delay in delivery is caused by Force Majeure or by an act or omission on the part of SKF, the time for delivery shall be extended by a period which is reasonable having regard to all the circumstances in the case.

7.2  If a delay in delivery exceeds [*] days, and the Products concerned by the delay has still not been delivered, SKF may in writing demand delivery within a final reasonable period which shall not be less than [*] days. If
     Euroball does not deliver within such final period and this is not due to any circumstance for which SKF is responsible, then SKF may by notice in writing to Euroball terminate the order in

                                 Page 12 of 23

     respect of the delayed delivery, and may itself undertake to employ a third party to supply the Products at the expense of Euroball.

7.3  Euroball shall bear any extra cost (including but not limited to extra freight charges) incurred in ensuring that deliveries reach the SKF
     Production Unit on time and in ensuring that incurred delays are minimized.

8.   QUALITY

8.1  The SKF Quality Standards for Suppliers attached hereto as Exhibit 8 (as amended from time to time) shall apply to all deliveries of Products hereunder. In case of any discrepancy between the terms hereof and the SKF
     Quality Standards for Suppliers, the terms of this Agreement shall prevail.
     In case of any discrepancies between the terms of the SKF Quality Standards for Suppliers and the SKF General Conditions of Purchase, the latter shall apply. If Euroball does not comply with reasonably requested changes in the
     SKF Quality Standards for Suppliers within reasonable time after notice of such change, SKF shall be free to purchase such products from any other source that can meet the new SKF standards at the same or lower pricing than Euroball. Only those purchases will reduce SKF's purchase obligations under Section 2.2 with an equivalent amount.

9.   PRODUCT WARRANTY; INSPECTIONS

9.1  Euroball warrants the proper and professional manufacture of the Products, that they will be free from defects, that they will conform to agreed
     Specifications and that they will be fit and sufficient for their intended purposes. Euroball shall immediately

                                 Page 13 of 23

     upon SKF's written request remedy defective Products free of charge or, if
     SKF so wishes, compensate SKF for the value of such defective Products or for the cost of their rectification. In addition, Euroball shall compensate
     SKF for all costs, damages and losses incurred by SKF as a result of the defective Products.

9.2  [*]

9.3  SKF shall without undue delay notify Euroball of any defects which appears.
     Such notice shall under no circumstances be given later than [*] after the defect became known to SKF. The notice shall contain a description of the defect. If SKF does not notify Euroball of a defect within the time limit set forth above, SKF shall loose its right to have the defect remedied.
     Upon receipt of such notice Euroball shall remedy the defect or replace the
     Product without undue delay and at its own cost.

9.4  If Euroball does not fulfil its obligation to rectify or replace a Product hereunder within a reasonable time, SKF may, by written notice, fix a final time [*] for completion of Euroball's obligations. If Euroball fails to fulfil its obligations within such final time, SKF may itself undertake to employ a third party to supply new Products or to undertake necessary remedial work at the risk and expense of Euroball.

9.5  Where the Products have not been successfully remedied or replaced

(i)  SKF is entitled to a reduction of the purchase price in proportion to the reduced value of the Product(s) concerned, or

                                 Page 14 of 23

(ii) where the defect is so substantial as to significantly deprive SKF of the benefit of the supply of such Product, SKF may terminate the order. Such termination will have no effect on SKF's right to compensation under this
     Agreement.

9.6  Euroball is not liable for defects which appear due to improper use, faulty maintenance or faulty repair by SKF or ordinary wear and tear or deterioration. Notwithstanding the above provisions in this Article,
     Euroball shall not be liable for any defects in a Product for more than [*]
     from the delivery of such Product.

9.7  In markets where SKF is required by specific customers, applicable laws or regulations to provide an extended warranty or is subject to extended liability for defects, Euroball's warranty and liability shall be extended to cover SKF's obligations.

9.8  SKF shall be entitled, after prior written notice, to make inspections and carry out any other necessary investigations with respect to the manufacture of the Products at the relevant premises of Euroball. Euroball shall see to it that SKF can exert its right of inspection also in cases where; production, partially or entirely, is assigned to companies not belonging to the Euroball Group.

10.  PATENT INFRINGEMENT

     Euroball shall hold SKF harmless against claims of patent infringement in respect to the Products provided that SKF shall without undue delay but in any event within [*] after the claim is brought against it notify
     Euroball of the claim. After such notification Euroball shall participate in and handle any negotiation and/or defence

                                 Page 15 of 23

     of the claim or legal proceeding at Euroball's expense. In this event SKF shall fully and at its own expense co-operate with Euroball. Euroball shall continuously keep SKF fully informed of such claims or legal proceedings.
     If SKF desires to maintain its own defence, SKF shall do so at its own expense and Euroball shall fully and at its own expense co-operate with
     SKF.

11.  TREATMENT OF INFORMATION

     Unless otherwise provided in this Agreement, during and after the term of this Agreement, each party hereto shall keep in confidence any and all of the other party's technical, engineering, production, marketing, sales or other business data and information (including, but not limited to, all documents, designs, samples, tools, drawings, plans and programs) relating to the Products or other products of the other party which shall come to its knowledge or be supplied or acquired from the other party in the course of the business transactions under this Agreement and shall not disclose the same to any third party without prior written consent of the other party.

12.  NEGOTIATIONS

12.1 The Parties have established a forum for negotiations of possible disagreement that may arise in connection with the supply and purchase of
     Products hereunder, such as the introduction of new Products, modification of existing Products, negotiations of further Supply Channel Contracts and any extension of this Agreement or the replacement hereof with a new or modified supply agreement after the termination hereof.

                                 Page 16 of 23

     The negotiation forum shall consist of two persons of which each Party shall nominate one. Euroball has for this purpose initially nominated [*]
     and SKF has initially nominated [*]. If one Party wishes to replace the person nominated by it, the Party concerned shall notify the other Party in writing of the replacement. SKF and, respectively, Euroball, may also designate alternates who may participate at meetings of the negotiation forum as substitutes for a designated person. The persons appointed by the
     Parties shall also be entitled to ask inhouse experts to participate in any negotiation to discuss specific topics.

12.2 The negotiation forum shall meet whenever reasonably requested by a Party.
     Such request shall be submitted in writing and shall contain such documents and information as is relevant and necessary for the other Party to prepare for a negotiation. Any agreements reached during the negotiations shall be made in writing and signed by the appointed persons who are hereby authorised to sign such documents on behalf of the Party who has appointed the person in question.

13.  SKF GENERAL CONDITIONS OF PURCHASE

     The SKF General Conditions of Purchase attached hereto as Exhibit 13 shall apply to all deliveries of Products hereunder. In case of any discrepancy or ambiguity between the terms hereof and the SKF General Conditions of
     Purchase the terms and conditions of this Agreement shall prevail.

                                 Page 17 of 23

14.  DURATION

     This Agreement shall become effective at the closing of the Euroball transaction and shall continue in force and effect during a period of six
     (6) years. The Parties shall no later than 6 months in advance of such expiration initiate negotiations pursuant to the principle described in
     Article 12 above concerning a possible new supply agreement to apply after expiration of this Agreement.

15.  TERMINATION

15.1 This Agreement may be terminated forthwith SKF, if Euroball directly or indirectly acquires, or becomes acquired by, or merged with a competitor of
     SKF or otherwise becomes controlled by, or acquires control over such competitor.

15.2 Termination of this Agreement shall be without prejudice to the accrued rights and liabilities of the Parties on the date of termination, unless expressly waived in writing by the Parties.

16.  MISCELLANEOUS

16.1 This Agreement contains the entire agreement between the Parties with respect to supply of the Products and supersedes all other supply agreements, commitments or representations in respect of the Products which may have been made by the Parties either orally or in writing prior to the signing hereof.

16.2 If any provision of this Agreement is or becomes invalid ineffective, unenforceable or illegal for any reason, this shall not affect the validity or enforceability of any or all of the remaining provisions hereof. In such case, the Parties shall forthwith enter

                                 Page 18 of 23

     into good faith negotiations to amend such provision in such a way that, as amended, it is valid and legal and to the maximum extent possible carries out the original intent of the Parties as reflected herein with respect to the matter in question.

16.3 The provisions of Sections 10, 11 and 12 shall survive any termination or expiration of this Agreement.

16.4 The failure of one of the Parties under this Agreement to exercise any right, power or option given to it under this Agreement or applicable law, or to insist upon strict compliance with the terms of this Agreement by the other Party, shall not constitute a waiver of the terms and conditions of this Agreement with respect to any subsequent breach thereof, nor a waiver by any of the Parties of its rights at any time thereafter to require strict compliance with all of the terms of this Agreement.

16.5 Any notice required or permitted by this Agreement shall be in writing.
     Such notices shall be written in English. Such notices shall be delivered by hand, or may be sent by telefax, or by air courier, to the Parties at the following addresses:

               If to SKF:           SKF France S.A.
                                    BP 239

                                    37542 Saint-Cyr-sur-Loire Cedex

                                    France

                                    Attention: Director, Group Purchasing Office,

                                    Raw Material & Components

                                    Telefax: +33 2 47 40 33 80

                                 Page 19 of 23

               With a copy to:      AB SKF
                                    SKF Group Headquarters

                                    SE-415 50 GOTEBORG

                                    Sweden

                                    Attention: General Counsel

                                    Telefax: +46 31 337 16 91

               If to Euroball:

                                   ------------------------------------

                                   ------------------------------------

                                    Attention:
                                                -----------------------

                                    Telefax:
                                              -------------------------

     Any Party may change its address and numbers by giving notice in accordance with the terms of this sub-Section 16.5. Any notice shall be effective when received in the offices of the Party to which it is sent.

16.6 References to SKF and Euroball in this Agreement include references to all
     SKF Affiliates and Euroball Affiliates respectively to the intent and effect that each reference to a Party shall be construed as a reference to that Party and a reference to each company belonging to that Party's group of companies (SKF Group and Euroball Group respectively). Each Party shall take all necessary action to ascertain that its Affiliates act in accordance with the terms and conditions of this Agreement.

                                  Page 20 of 23

16.7 The relationship between SKF and Euroball is that of buyer and seller. SKF is not an agent, employee, partner or representative of Euroball for any purpose.

16.8 The use of the customer relationship with SKF for advertising purposes requires the prior written approval of SKF.

16.9 Euroball must provide evidence of a business and product liability insurance in the amount of at least [*] Euro, and maintain such insurance with regard to the risks covered and the amount of coverage for the term of the contract.

16.10 At the request of SKF, Euroball shall provide SKF with information on the environmental acceptability and recycling possibility of the Products, including packaging.

17.  GOVERNING LAW AND SETTLEMENT OF DISPUTES

17.1 This Agreement shall be governed by and construed in accordance with the substantive laws of Denmark.

17.2 Any and all disputes, controversies or claims arising out of or relating to this Agreement, or the transactions contemplated hereby, or the breach, termination or invalidity thereof, shall be settled by final and binding arbitration by three (3) arbitrators in accordance with the UNCITRAL
     Arbitration Rules as at present in effect. The appointing authority shall be the International Chamber of Commerce. The place of arbitration shall be
     Copenhagen, Denmark, or such other location as may be agreed among the parties. The arbitration proceedings shall be conducted in the English language. Among the remedies available to them, the arbitrators shall be

                                 Page 21 of 23

     authorized to order the specific performance of provisions of this
     Agreement. The award rendered by the arbitrators may include costs of arbitration, reasonable counsel's fees, and reasonable costs for expert and other witnesses.

17.3 All papers, documents or evidence, whether written or oral, filed with or presented to the panel of arbitrators shall be deemed by the parties and by the arbitrators to be Confidential Information. No party or arbitrator shall disclose in whole or in part to any other person any Confidential
     Information submitted in connection with the arbitration proceedings, except to the extent reasonably necessary to assist counsel in the arbitration or preparation for arbitration if the dispute. Confidential
     Information may be disclosed (i) to attorneys, (ii) to parties, and (iii)
     to outside experts requested by either party's counsel to furnish technical or expert services or to give testimony at the arbitration proceedings, subject, in the case of such experts, to execution of a legally binding written statement that such expert is fully familiar with the terms of this
     Section, agrees to comply with the confidentiality terms of this Section, and will not use any Confidential Information disclosed to such expert for personal or business advantage.

17.4 The written decisions and conclusions of a majority of the arbitration panel shall be final and binding in the JV Parties and enforcement thereof may be rendered thereon by any court having jurisdiction upon application of any JV Party.

                              --------------------

                                 Page 22 of 23

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed in two counterparts, as of the day and year first above written.

AB SKF                                   Euroball Aps

(publ)

  /s/ Carina Bergfelt Kaj Thoren              /s/ David L. Dyckman
-------------------------------------    ---------------------------------------
By:   Carina Bergfelt Kaj Thoren         By:      David L. Dyckman
                                                  Board Member

                                 Page 23 of 23

                                LIST OF EXHIBITS

Exhibit 1.8*               Product and Pricing

Exhibit 1.11**             Companies of the SKF Group

Exhibit 1.12               SKF Product Specification

Exhibit 5.2                SKF Product Packing Instructions

Exhibit 8.1                SKF Quality Standards

Exhibit 13                 SKF General Conditions of Purchase

* Incorrectly labeled hereafter as Schedule 1.7
** Incorrectly labeled hereafter as Exhibit 1.10

                           Schedule 1.7

                            See attached documents.

                                                                                                   Composite 4/4/00
                                                                                                        Page 1 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700
--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
         2.381
           2.5
             3
         3.175
           3.5
         3.969
             4
           4.5
         4.762
             5
           5.3
           5.5
         5.558                                          [*]
             6
          6.32
          6.35
           6.5
         6.747
             7
         7.144
           7.3
           7.5
         7.938
             8
           8.3
           8.5
         8.731
           8.8
             9

                                                                                                   Composite 4/4/00
                                                                                                        Page 2 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
         9.525
            10
        10.319
          10.5
            11
        11.112
         11.45
          11.5
        11.906
            12
        12.025
        12.303
          12.5
          12.7                                         [*]
            13
        13.484
          13.5
            14
        14.288
          14.5
          14.6
            15
        15.081
          15.5
        15.875
            16
        16.104
          16.5
        16.668

                                                                                                   Composite 4/4/00
                                                                                                        Page 3 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
            17
        17.462
          17.5
          17.7
            18
        18.256
          18.5
            19
         19.05
          19.5
        19.844
            20
          20.5                                         [*]
        20.587
        20.638
            21
        21.431
        21.461
            22
        22.225
         22.35
          22.5
          22.9
            23
        23.019
          23.5
        23.812
            24
         24.45

                                                                                                   Composite 4/4/00
                                                                                                        Page 4 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
          24.5
        24.606
            25
          25.4
            26
        26.194
        26.988
            27
          27.5
        27.781
            28
        28.575
            29
        29.369                                                  [*]
            30
        30.162
            31
         31.75
            32
          32.5
            33
        33.338
            34
          34.5
         34.71
        34.925
            35
        35.719
            36

                                                                                                   Composite 4/4/00
                                                                                                        Page 5 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
        36.512
            37
         37.98
            38
          38.1
        39.687
        39.688
            40
        40.461
        41.275
            42
        42.486
        42.862
        43.656                                                  [*]
         44.45
            45
        45.244
        46.038
        47.625
            48
        48.419
            49
            50
          50.3
        50.403
          50.8
          52.5
        53.975
            55

                                                                                                   Composite 4/4/00
                                                                                                        Page 6 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
        55.562
         57.15
        58.738
            59
            60
        60.325
            62
          63.5
            65
        66.675
         69.85
            70
        73.025
            75                                                                             [*]
          76.2
            80
         82.55
            85
          88.9
            90
        92.075
         95.25
           100
           105
           108
           110
           120
           127
           150

                                                                                                   Composite 4/4/00
                                                                                                        Page 7 of 7

                                           Euroball Composite Price List
                                                    (Euro/1000)

Ball Size (mm)

                    G3           G5           G10          G16         G16 Hub         G20          G28          G40         G100         G200         G500         G700

--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
           180
           200                                                                             [*]
           250
--------------- ------------ ------------ ------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

Notes:

1.       [*]

2.       [*]

                                                                                                                SKF
                                                                                                          4/03/2000
                                                                                                        Page 1 of 1

                                              NN-Euroball Price List
                                                 SKF - Spain (AD)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - France (AD)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - France (ED)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Italy (SD)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Italy (ID)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                   SKF - Germany
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Italy (ED)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Italy (AD)
                                               Valid until 12/31/00

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                                                                                                SKF
                                                                                                           4/4/2000
                                                                                                        Page 1 of 1

                                              NN-Euroball Price List
                                                SKF - South Africa

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                       Price / 1000 (US$)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                  SKF - Malaysia

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                       Price / 1000 (US$)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                  SKF - Bangalore

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                       Price / 1000 (US$)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                    SKF - Korea

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                       Price / 1000 (US$)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                   SKF - Jakarta

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                       Price / 1000 (US$)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Sweden (ID)

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                              NN-Euroball Price List
                                                 SKF - Steyr (ID)

         ------------------------------ -------------------------------------- ------------------------------
                   Ball Size                            Grade                      Price / 1000 (Euros)
         ------------------------------ -------------------------------------- ------------------------------

                      [*]

                                  Exhibit 1.10

                              SKF PRODUCTION UNITS

Country           Company                                     Production Unit

[*]

Any Production Unit within the SKF Group not listed above who wishes to enter into this Agreement will have the right to do so by giving written notice thereof to Euroball. [*] Any Production Unit listed above shall have a right to purchase Products under this Agreement, also when it is no longer part of the
SKF Group.